Exhibit 4.7

AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDED AND RESTATED VOTING AGREEMENT (this “Agreement”) is made as of February 19, 2019 by and among:

1.                                      Cloudminds Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”),

2.                                      the investors listed on Schedule A hereto (each an “Investor” and collectively the “Investors”), and

3.                                      the persons and entities listed on Schedule B hereto (each a “Key Ordinary Holder”, collectively the “Key Ordinary Holders” and together with the Investors, the “Shareholders”).

RECITALS

A.                                    Certain Investors and the Company entered into an Amended and Restated Voting Agreement dated as of August 23, 2017 (the “Prior Agreement”).

B.                                    Certain Investors and the Company are parties to that certain Series B Preference Share and Warrant Purchase Agreement dated as of February 19, 2019 (the “Series B Purchase Agreement”) relating to the issue and sale of Series B Preference Shares of a par value of US$0.00005 each in the Company (the “Series B Preference Shares”, together with the Series Seed-1 Preference Shares, Series Seed Preference Shares, Series A Preference Shares and Series A+ Preference Shares, the “Preference Shares”) and warrants to purchase Series B Preference Shares (together with that certain warrant to purchase Ordinary Shares, dated as of October 8, 2015, issued to SoftBank Group Capital Limited (formerly known as SoftBank Group International Limited) and transferred to SVF Cloud (Singapore) Pte. Ltd. (“SVF”) on January 9, 2019, each, a “Convertible Security”).  The Company may sell and issue additional Series B Preference Shares (the “Additional Series B Shares”) and Convertible Securities to certain Investors and other investors (the “Additional Series B Investors”) pursuant to the Series B Purchase Agreement.

C.                                    The obligations of the Company and certain Investors under the Series B Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Investors, the Key Ordinary Holders and the Company.

D.                                    The parties hereto, representing all of the parties necessary to amend the Prior Agreement, desire to amend and restate the Prior Agreement by entering into this Agreement on terms and conditions set forth herein, which shall amend, restate, supersede and replace in their entirety the Prior Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the parties hereto agree to amend and restate the Prior Agreement and in lieu of the Prior Agreement accept the rights and be bound by the obligations as follows:

1.                                      Agreement to Vote.  Each Shareholder, as a holder of Preference Shares and/or ordinary shares of a par value of US$0.00005 each in the Company (the “Ordinary Shares”), hereby agrees on behalf of itself and any transferee or assignee of any such Preference Shares and/or Ordinary Shares to hold all of the Preference Shares and Ordinary Shares registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of the Preference Shares or Ordinary Shares, the Series B Preference Shares issuable upon exercise of the Convertible Securities, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the “Voting Shares”) subject to, and to vote the Voting Shares at general or special meetings of shareholders and to sign written resolutions or give written consent with respect to such Voting Shares in accordance with, the provisions of this Agreement.

2.                                      Election of Directors.  On all matters relating to the election or appointment of one or more directors of the Company, each Shareholder shall vote at general or special meetings of shareholders and give written consent with respect to, such number of Voting Shares then owned by them (or as to which they then have voting power) as may be necessary to ensure that the size of the Board shall be set and remain at eight (8) directors and to elect or appoint (and maintain in office) as members of the Board of Directors of the Company (the “Board”) the following individuals:

2.1                               One (1) individual designated by Anji Boye Investment Partnership (Limited Partnership) or its affiliates (“Bojiang”), for so long as it continues to hold not less than fifty percent (50%) of the Series B Preference Shares (as adjusted for any share split, share dividend, recapitalization, capital reorganization, or the like) that it originally purchased from the Company, as a member of the Board elected or appointed by the holders of the Series B Preference Shares, as a separate series, pursuant to Article 5.2(a) of Schedule 1 of the Fourth Amended and Restated Memorandum and Articles of Association of the Company (the “Restated Articles”).  Such director shall initially be Jiangchao Chu.

2.2                               Two (2) individuals designated by SVF, or entities controlling, controlled by or under common control with SVF, each as a member of the Board elected or appointed by the holders of the Series B Preference Shares, as a separate series, pursuant to Article 5.2(b) of Schedule 1 of the Restated Articles.  One such director shall initially be Murtaza Ahmed, and the other seat shall initially be vacant.

2.3                               One (1) individual designated by Bojiang, for so long as it continues to hold not less than fifty percent (50%) of the Series A Preference Shares (as adjusted for any share split, share dividend, recapitalization, capital reorganization, or the like) that it originally purchased from the Company pursuant to that certain Series A Preference share Purchase Agreement, as a member of the Board elected or appointed by the holders of the Series A Preference Shares, as a separate series, pursuant to Article 5.2(c) of Schedule 1 of the Restated Articles.  Such director shall initially be Tian Luo.

2.4                               One (1) individual designated by SoftBank Group Capital Limited (“SoftBank”), or entities controlling, controlled by or under common control with Softbank, as the member of the Board elected or appointed by the holders of the Series Seed Preference Shares, as a separate series, pursuant to Article 5.2(d) of Schedule 1 of the Restated Articles.  Such director shall initially be David Thevenon.

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2.5                               One (1) individual designated by KIT Mobility Limited (“KIT”), for so long as it continues to hold not less than fifty percent (50%) of the Series Seed Preference Shares (as adjusted for any share split, share dividend, recapitalization, capital reorganization, or the like) that it originally purchased from the Company, as the member of the Board elected or appointed by the holders of the Series Seed Preference Shares, as a separate series, pursuant to Article 5.2(e) of Schedule 1 of the Restated Articles.  Such director shall initially be WenBiao Li.

2.6                               Two (2) individuals designated as members of the Board elected or appointed by the holders of the Ordinary Shares, voting as a single class on an as-converted basis, pursuant to Section 5.2(f) of Schedule 1 of the Restated Articles, one of whom shall be the then-incumbent chief executive officer of the Company.  Such directors shall initially be William Xiao-Qing Huang and Zhe Zhang.

Each Shareholder with the right to designate or participate in the designation of a director as specified above hereby represents and warrants to the Company that, to such Shareholder’s knowledge, none of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (each, a “Disqualification Event”), is applicable to such Shareholder’s initial designee named above except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable.  Any director designee to whom any Disqualification Event is applicable, except for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable, is hereinafter referred to as a “Disqualified Designee”.  Each Shareholder with the right to designate or participate in the designation of a director as specified above hereby covenants and agrees (A) not to designate or participate in the designation of any director designee who, to such Shareholder’s knowledge, is a Disqualified Designee and (B) that in the event such Shareholder becomes aware that any individual previously designated by any such Shareholder is or has become a Disqualified Designee, such Shareholder shall as promptly as practicable take such actions as are necessary to remove such Disqualified Designee from the Board and designate a replacement designee who is not a Disqualified Designee.

Each Shareholder with the right to designate or participate in the designation of a director pursuant to this Agreement hereby represents that none of the Disqualification Events is applicable to such Shareholder or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable.    For purposes of this Agreement, “Rule 506(d) Related Party” shall mean with respect to any Shareholder any other person that is a beneficial owner of such Shareholder’s securities for purposes of Rule 506(d) of the Securities Act.  Each Shareholder with the right to designate or participate in the designation of a director pursuant to this Agreement hereby agrees that it shall notify the Company and each Investor promptly in writing in the event a Disqualification Event becomes applicable to such Shareholder or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable.

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3.                                      Removal; Filling of Vacancies; Failure to Designate.  On all matters relating to the removal of one or more directors of the Company, each Shareholder shall vote at general or special meetings of shareholders and give written consent with respect to, such number of Voting Shares then owned by them (or as to which they then have voting power) as may be necessary to remove from the Board any director selected for removal by the shareholders entitled to designate such director pursuant to Section 2.  Any vacancy created by such removal shall be filled pursuant to Section 2.  No director elected or appointed pursuant to Section 2 may be removed without the vote or written consent of the shareholders entitled to designate such director pursuant to Section 2.  In the event of the resignation, death or disqualification of a director, the shareholders entitled to designate such director shall promptly nominate a new director in accordance with Section 2, and each Shareholder shall promptly vote his, her or its Voting Shares to elect or appoint such nominee to the Board.  In the event that any director is elected or appointed to the Board as the result of the filling of a vacancy by members of the Board, then at any time thereafter, upon the written request of shareholders entitled to designate such director pursuant to Section 2, and without limiting the generality of Section 8, the Company shall use best efforts to cause, as promptly as is possible and in compliance with the Company’s memorandum and articles of association, either a meeting of shareholders to be held or a written resolution of shareholders to be circulated, in each case submitting to the vote or written consent of shareholders, respectively, the proposed removal of such director and/or election or appointment of a substitute director in lieu thereof in accordance with this Agreement.  In the absence of any designation from the persons or groups with the right to designate a director as specified above, the director previously designated by them and then serving shall be reelected or re-appointed if still eligible to serve as provided herein.

4.                                      Legend on Share Certificates.  Each certificate representing any Voting Shares and the register of members of the Company shall be endorsed by the Company with a legend reading substantially as follows:

“THE RIGHT TO VOTE THE SHARES [REPRESENTED BY THIS CERTIFICATE] [REFLECTED ON THIS REGISTER OF MEMBERS] IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE CORPORATION’S PRINCIPAL PLACE OF BUSINESS. BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT VOTING AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.”

The Company, by its execution of this Agreement, agrees that it will cause the certificates evidencing the Voting Shares and the Register of Members of the Company, to bear the legend required by this Section 4, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing Voting Shares upon written request from such holder to the Company at its principal office.  The parties to this Agreement do hereby agree that the failure to cause the certificates evidencing the Voting Shares to bear the legend required by this Section 4 herein and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

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5.                                      No Liability for Election of Recommended Directors.  Neither the Company nor any Shareholder, nor any officer, director, stockholder or shareholder, partner, employee or agent of such party, makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

6.                                      Grant of Proxy.  Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

7.                                      Specific Enforcement.  Each party hereto agrees that its obligations hereunder are necessary and reasonable in order to protect the other parties to this Agreement, and each party expressly agrees and understands that monetary damages would inadequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that, in addition to any other remedies that may be available at law, in equity or otherwise, any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order, without the necessity of proving actual damages.  Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

8.                                      Covenants of the Company.  The Company agrees to use its best efforts, within the requirements of applicable law, to ensure that the rights granted hereunder are effective and that the parties hereto enjoy the benefits thereof.  Such actions include, without limitation, the use of the Company’s best efforts to cause the nomination and election or appointment of the directors as provided above, by causing a meeting of shareholders to be held or by causing a written resolution of shareholders to be circulated.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the parties hereto assuming conversion of all outstanding securities in order to protect the rights of the parties hereunder against impairment.

9.                                      Irrevocable Proxy.  Each Investor hereby constitutes and appoints the President of the Company, with full power of substitution, as the proxies of such party with respect to the matters set forth herein, including without limitation, election or appointment of persons as members of the Board in accordance with Section 2 hereto, and hereby authorizes each of them to represent and to vote, if and only if the party (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written resolution), in a manner which is inconsistent with the terms of this Agreement, all of such party’s Voting Shares in favor of the election or appointment of persons as members of the Board determined pursuant to and in accordance with the terms and provisions of this Agreement.  The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 11 hereof.  Each party hereto hereby revokes any and all previous proxies with respect to the Voting Shares and shall not hereafter, unless and until this Agreement terminates or expires pursuant to Section 11 hereof, purport to grant any other proxy or power of attorney with respect to any of the Voting Shares, deposit any of the Voting Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Voting Shares, in each case, with respect to any of the matters set forth herein.

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10.                               Drag-Along Rights.  At any time after the thirty (30) month anniversary of the Initial Closing, if the holders of a majority of the outstanding Preference Shares (including the Convertible Securities), voting together as a separate class on an as-exercised and as-converted basis, which majority shall include SVF, approve a Liquidation Event, in which the purchaser is not an affiliate of any Investor, the Key Ordinary Holders and all Investors shall (i) vote or give written consent with respect to all shares owned or controlled by them in favor of the proposed Liquidation Event and in opposition of any proposal expected to delay or impair the consummation of such Liquidation Event, (ii) refrain from exercising any dissenters’ rights or rights of appraisal at any time in connection with such proposed Liquidation Event, (iii) take all action necessary to effect the proposed Liquidation Event, subject to the following conditions; and (iv) if such Liquidation Event is structured as (A) a merger, consolidation or sale of assets, the Member shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger, consolidation or sale of assets, or (B) a sale of shares, the Member shall agree to sell all of the shares and rights to acquire shares of capital stock of the Company on the terms and conditions approved by the Board of Directors and the holders of a majority of the then-outstanding shares of Preference Shares, subject in each case to the following conditions:

10.1                        no shareholder shall be required to make any representation, covenant or warranty in connection with the Liquidation Event in their capacity as shareholders, other than as to such shareholder’s ownership and authority to sell, free of liens, claims and encumbrances, the securities proposed to be sold by such shareholder;

10.2                        the consideration payable with respect to each share in each class or series as a result of such Liquidation Event is the same (except for cash payments in lieu of fractional shares) as for each other share in such class or series; and

10.3                        each class and series of equity securities of the Company will be entitled to receive the same form of consideration (and be subject to the same indemnity and escrow provisions) as a result of such Liquidation Event.

11.                               Termination.  This Agreement shall terminate upon the earlier to occur of:

11.1                        an agreement in writing by the Shareholders holding a majority of the Voting Shares (for the avoidance of doubt, including Convertible Securities), which majority must include SVF;

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11.2                        the closing date of the initial underwritten public offering of the Company’s securities on the Hong Kong Stock Exchange, New York Stock Exchange or NASDAQ Global Market (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its share option, share purchase or similar plan or a SEC Rule 145 transaction);

11.3                        at such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended;

11.4                        the consummation of a Liquidation Event (as defined in the Restated Articles); and

11.5                        the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company.

12.                               Manner of Voting.  The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written resolution, or in any other manner permitted by applicable law.  All ordinary shares or preference shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such affiliated persons may apportion such rights among themselves in any manner they deem appropriate.  For the avoidance of doubt, SoftBank Vision Fund L.P., a limited partnership formed under the laws of Jersey, SoftBank Group Corp. and all persons or entities controlling, controlled by or under common control with either SoftBank Vision Fund L.P. or SoftBank Group Corp. shall be deemed to be affiliates of each other.

13.                               Amendments and Waivers.  Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, the Key Ordinary Holders and the holders of a majority of the sum of the number of outstanding Ordinary Shares then held by all Investors which were issued upon exercise and/or conversion of Convertible Securities and Preference Shares plus the number of Ordinary Shares issuable upon exercise and/or conversion of all outstanding Convertible Securities and Preference Shares then held by all Investors, which majority must include SVF; provided that any amendment or waiver of Section 2.1 shall require the written consent of Bojiang; any amendment or waiver of Section 2.2 shall require the written consent of SVF; any amendment or waiver of Section 2.3 shall require the written consent of Bojiang; any amendment or waiver of Section 2.4 shall require the written consent of Softbank, and any amendment or waiver Section 2.6 or this provision shall require the written consent of the holders of the majority of the then outstanding Ordinary Shares held by the Key Ordinary Holders.  Any amendment or waiver so effected shall be binding upon the Company, the Investors, the Key Ordinary Holders and all of their respective successors and assigns whether or not such party, successor or assignee entered into or approved such amendment or waiver.

14.                               Successors and Assigns.  The provisions of this Agreement shall be binding upon the successors in interest, heirs and assigns to any of the Voting Shares.  The Company shall not permit the transfer of any of the Voting Shares on its books or issue a new certificate representing any of the Voting Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were an Investor.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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15.                               Share Splits, Share Dividends, etc.  In the event of any issuance of the Company’s voting securities hereafter to any of the parties hereto (including, without limitation, in connection with any share split, share dividend, recapitalization, capital reorganization, or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 4.

16.                               Additional Shareholders.

16.1                        Upon the sale of Additional Series B Shares to Additional Series B Investors in accordance with the Series B Purchase Agreement, the Company, without prior action on the part of any Investor, shall require each Additional Series B Investor to execute and deliver this Agreement.  Each such Additional Series B Investor, upon execution and delivery of this Agreement by the Company and such Additional Series B Investor, shall be deemed an Investor hereunder.

16.2                        Upon the exercise of a Convertible Security to purchase Preference Shares pursuant to such Convertible Security, the Company, without prior action on the part of any Investor, shall require the holder of such Convertible Security (“Convertible Security Holder”) to execute and deliver this Agreement.  Each such Convertible Security Holder, upon exercise of the Convertible Security and execution and delivery of this Agreement by the Company and such Convertible Security Holder, shall be deemed an Investor hereunder.

16.3                        In the event that after the date of this Agreement, the Company enters into an agreement with any person or entity to issue Ordinary Shares (other than to an Additional Series B Investor or a Convertible Security Holder described in Section 16.1 and Section 16.2 above), then the Company, in its sole discretion, may cause such person or entity, as a condition precedent to entering into such agreement, to become a party to this Agreement by executing an Adoption Agreement in a form acceptable to the Company, agreeing to be bound by and subject to the terms of this Agreement as a Shareholder and thereafter such person or entity shall be deemed a Shareholder for all purposes under this Agreement.

17.                               Vote to Increase Authorized Shares. Each Shareholder agrees to vote or cause to be voted all Voting Shares owned by such Shareholder, or over which such Shareholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized ordinary shares from time to time to ensure that there will be sufficient ordinary shares available for conversion of all of preference shares outstanding or subject to issuance upon exercise of warrants at any given time.

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18.                               Future Key Ordinary Holders.  If, after the date hereof, the Company issues Ordinary Shares to any employee or consultant, whether directly or upon the conversion or exercise of any outstanding options, warrants or other rights convertible into or exercisable for Ordinary Shares, who will after such issuance would hold (taking into account all Ordinary Shares, options and other purchase rights held by such employee or consultant) one percent (1%) or more of the Company’s then outstanding share capital, the Company shall, as a condition to such issuance, require such employee or consultant to be bound by, and subject to, all the terms and provisions of this Agreement as such terms are applicable to the Key Ordinary Holders.

19.                               Governing Law; Venue.  This Agreement is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.  All disputes and controversies arising out of or in connection with this Agreement shall be resolved exclusively by the state and federal courts located in Santa Clara County, California, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

20.                               Counterparts, Facsimile.  This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.                               Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

22.                               Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile to the number set forth below if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day, or on the next business day if sent by facsimile to the number set forth below if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day or when sent by electronic mail to the address set forth below if sent between 8:00 am and 5:00 pm recipient’s local time on a business day, or on the next business day if sent by electronic mail other than between 8:00 am and 5:00 pm recipient’s local time; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.  Each person making a communication hereunder by facsimile or electronic mail shall promptly attempt to confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile or electronic mail pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication.  A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 19 by giving the other party written notice of the new address in the manner set forth above.

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23.                               Expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

24.                               Enforceability; Severability.  The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law.  If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law, (a) such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, or enter into a voting trust agreement under which the Voting Shares shall be transferred to the voting trust created thereby, so as to make effective and enforceable the intent of this Agreement.

25.                               Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

26.                               Further Assurances.  At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

27.                               Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

CLOUDMINDS INC.

By:	/s/ William Xiao-Qing Huang
Name: William Xiao-Qing Huang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY ORDINARY HOLDER:

WILLIAM XIAO-QING HUANG

By:	/s/ William Xiao-Qing Huang
Name: William Xiao-Qing Huang

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY ORDINARY HOLDER:

THE 2000 HUANG FAMILY LIMITED PARTNERSHIP

By:	/s/ William Xiao-Qing Huang
Name: William Xiao-Qing Huang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY ORDINARY HOLDER:

WATERS FAMILY HOLDING LIMITED

By:	/s/ Haitao Jiang
Name: Haitao Jiang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY ORDINARY HOLDER:

MONT VISE FAMILY HOLDING LIMITED

By:	/s/ Bing Wang
Name: Wang Bing
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY ORDINARY HOLDER:

HUAGUANG HOLDING LIMITED

By:	/s/ Guanghua Yang
Name: Guanghua Yang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY ORDINARY HOLDER:

ROBERT&YA LLC

By:	/s/ Zhangliang Tang
Name: Zhangliang Tang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

KIT Mobility Limited

By:	/s/ Wenbiao Li
Name: Wenbiao Li
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Keytone Ventures II, L.P.
a Cayman Islands exempted limited partnership

By: Keytone Capital Partners II, L.P.,
a Cayman Islands exempted limited partnership
Its: General Partner

By: Keytone Investment Group II, Ltd.,
a Cayman Islands exempted company

By:	/s/ Joe Zhou
Name: Joe Zhou
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Icreate Investments Limited

By:	/s/ Yu Huang, Chiu-Lian
Name: Yu Huang, Chiu-Lian
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Great Sign Investments Limited

By:	/s/ Pan, Li-Chung
Name: Pan, Li-Chung
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Mike Li

By:	/s/ Mike Li
Name:	Mike Li

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Harbour Express Limited

By:	/s/ Zhao John Huan
Name: Zhao John Huan
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

The JV Trust dtd 9/27/2002 c/o Sharon Juang UBS Financial Services Inc.

By:	/s/ Ken Xie
Name: Ken Xie
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Franchael Holding Ltd.

By:	/s/ Jung-Kuei Jiang
Name: Jung-Kuei Jiang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Lee Family Trust

By:	/s/ James Lee
Name: James Lee
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Ivan Lee

By:	/s/ Ivan Lee
Name:	Ivan Lee

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Estopia LLC

By:	/s/ Weili Dai
Name: Weili Dai
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Sutardja Ventures LLC

By:	/s/ Nicholas Sutardja
Name: Nicholas Sutardja
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Xiaoyan Wu

By:	/s/ Xiaoyan Wu
Name:	Xiaoyan Wu

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Surfmax Investments LLC

By:	/s/ G. George Lu
Name: G. George Lu
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Yihong Qi

By:	/s/ Yihong Qi
Name: Yihong Qi

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Jenny Ye

By:	/s/ Jenny Ye
Name: Jenny Ye

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Robert Chen

By:	/s/ Robert Chen
Name: Robert Chen

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Lucky Star International (HK) Limited

By:	/s/ Lucy Lu
Name: Lucy Lu
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Waters Family Holding Limited

By:	/s/ Haitao Jiang
Name: Haitao Jiang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Mont Vise Family Holding Limited

By:	/s/ Bing Wang
Name: Wang Bing
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

HuaGuang Holding Limited

By:	/s/ Guanghua Yang
Name: Guanghua Yang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fenwick & West LLP

By:	/s/ Scott E. Pine
Name: Scott E. Pine
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Jiang Tao

By:	/s/ Jiang Tao
Name: Jiang Tao

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Launcher International Holdings Co. Ltd.

By:	/s/ Kei, Shun Yan
Name: Kei, Shun Yan
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Venusense Investment Limited

By:	/s/ Fengjing Du
Name: Fengjing Du
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Original Technology Holding Limited

By:	/s/ Wenhua Dai
Name: Wenhua Dai
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Wisdom Gem Capital Management Limited

By:	/s/ Huinan Yu
Name: Huinan Yu
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Wehitech Holding Limited

By:	/s/ Chao Song
Name: Chao Song
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

ZGC US Fund, LP

By:	/s/ Wei Luo
Name: Wei Luo
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Anji Boye Investment Partnership (Limited Partnership)

By:	/s/ Tian Luo
Name: Tian Luo
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

SVF Cloud (Singapore) Pte. Ltd.

By:	/s/ Martin Joseph Oregan
Name: Martin Joseph Oregan
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

CHINALIFE NOVA INVESTMENTS

By:	/s/ Haochuan Zhang
Name: Haochuan Zhang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

LISHUI BOAN INVESTMENT PARTNERSHIP (LIMITED PARTNERSHIP)

By:	/s/ Tian Luo
Name: Tian Luo
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

GEMDALE (GROUP) CORPORATION LIMITED

By:	/s/ Chuanjun Wei
Name: Chuanjun Wei
Title: Authorized Signatory

SCHEDULE A

SCHEDULE OF INVESTORS

Investors Name

KIT Mobility Limited

Keytone Ventures II, L.P.

Icreate Investments Limited

Great Sign Investments Limited

Mike Li

Harbour Express Limited

The JV Trust dtd 9/27/2002 c/o Sharon Juang UBS Financial Services Inc.

Franchael Holding Ltd.

Lee Family Trust

Ivan Lee

Estopia LLC

Sutardja Ventures LLC

Xiaoyan Wu

Surfmax Investments LLC

Yihong Qi

Jenny Ye

Robert Chen

Lucky Star International (HK) Limited

Waters Family Holding Limited

Mont Vise Family Holding Limited

HuaGuang Holding Limited

Fenwick & West LLP

Jiang Tao

Launcher International Holdings Co. Ltd.

Venusense Investment Limited

Wisdom Gem Capital Management Limited

Original Technology Holding Limited

Wehitech Holding Limited

ZGC US Fund, LP

Anji Boye Investment Partnership (Limited Partnership)

SVF Cloud (Singapore) Pte. Ltd.

Chinalife Nova Investments

Lishui Boan Investment Partnership (Limited Partnership)

Gemdale (Group) Corporation Limited

SCHEDULE B

SCHEDULE OF KEY ORDINARY HOLDERS

Key Ordinary Holder Name

William Xiao-Qing Huang

The 2000 Huang Family Limited Partnership

Mont Vise Family Holding Limited

HuaGuang Holding Limited

Waters Family Holding Limited

Robert&Ya LLC

AMENDMENT NO. 1

TO

AMENDED AND RESTATED VOTING AGREEMENT

This Amendment No. 1 to Amended and Restated Voting Agreement (the “Amendment”), dated as of June 28, 2019, is by and among Cloudminds Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), the investors listed on Schedule A hereto (the “Investors”), and the persons and entities listed on Schedule B hereto (each a “Key Ordinary Holder”, collectively the “Key Ordinary Holders” and together with the Investors, the “Shareholders”).

R E C I T A L S

WHEREAS, the Company and certain of the Shareholders have entered into that certain Amended and Restated Voting Agreement dated as of February 19, 2019 (the “Agreement”);

WHEREAS, the Company and the Shareholders wish to amend the Agreement as provided herein; and

WHEREAS, Section 13 of the Agreement provides that any term thereof may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, the Key Ordinary Holders (as such term is defined in the Agreement) and the holders of a majority of the sum of the number of outstanding Ordinary Shares then held by all Investors (as such term is defined in the Agreement) which were issued upon exercise and/or conversion of Convertible Securities and Preference Shares plus the number of Ordinary Shares issuable upon exercise and/or conversion of all outstanding Convertible Securities and Preference Shares then held by all Investors (as such term is defined in the Agreement), which majority must include SVF; provided that any amendment or waiver of Section 2.1 shall require the written consent of Bojiang; any amendment or waiver of Section 2.2 shall require the written consent of SVF; any amendment or waiver of Section 2.3 shall require the written consent of Bojiang; any amendment or waiver of Section 2.4 shall require the written consent of SVF, and any amendment or waiver Section 2.6 or this provision shall require the written consent of the holders of the majority of the then outstanding Ordinary Shares held by the Key Ordinary Holders (as such term is defined in the Agreement) (collectively, the “Requisite Shareholders”).

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Company and the undersigned Shareholders constituting the Requisite Shareholders hereby agree to amend the Agreement as follows:

A M E N D M E N T

1.                                      Definitions; References; Interpretation.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement. Each reference to “this Agreement,” “hereof,” “hereunder,” “herein” and “hereby” with respect to the Agreement and each other similar reference contained in the Agreement shall refer to the Agreement, as amended hereby.

54

2.                                      Paragraph B of Recitals.  Paragraph B of Recitals is hereby amended by replacing “US$0.00005” with “US$0.0001”.

3.                                      Section 2.1.  Section 2.1 is hereby amended by replacing “Jiangchao Chu” with “Mengqiao Yang”.

4.                                      Section 2.2.  Section 2.2 is hereby amended by replacing “Murtaza Ahmed” with “Alex Mitchell”.

5.                                      Section 13.  Section 13 of the Agreement is hereby amended and restated to read in its entirety as follows:

13.                               Amendments and Waivers.  Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, the majority of the then outstanding Ordinary Shares held by the Key Ordinary Holders and the holders of a majority of the sum of the number of outstanding Ordinary Shares then held by all Investors which were issued upon exercise and/or conversion of Convertible Securities and Preference Shares plus the number of Ordinary Shares issuable upon exercise and/or conversion of all outstanding Convertible Securities and Preference Shares then held by all Investors, which majority must include SVF; provided that any amendment or waiver of Section 2.1 shall require the written consent of Bojiang; any amendment or waiver of Section 2.2 shall require the written consent of SVF; any amendment or waiver of Section 2.3 shall require the written consent of Bojiang; any amendment or waiver of Section 2.4 shall require the written consent of SVF, and any amendment or waiver Section 2.6 or this provision shall require the written consent of the holders of the majority of the then outstanding Ordinary Shares held by the Key Ordinary Holders.  Any amendment or waiver so effected shall be binding upon the Company, the Investors, the Key Ordinary Holders and all of their respective successors and assigns whether or not such party, successor or assignee entered into or approved such amendment or waiver.

6.                                      Terms of the Agreement.  Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect unamended.

7.                                      Governing Law.  This Amendment shall be governed by and construed under the laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.

8.                                      Counterparts.  This Amendment may be executed and delivered by facsimile or electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.

55

9.                                      Entire Agreement.  This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof.  All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.

[Signature Page Follows.]

56

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMPANY:

CLOUDMINDS INC.

By:	/s/ William Xiao-Qing Huang
Name: William Xiao-Qing Huang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

KEY ORDINARY HOLDER:

WILLIAM XIAO-QING HUANG

By:	/s/ William Xiao-Qing Huang
Name: William Xiao-Qing Huang

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

KEY ORDINARY HOLDER:

THE 2000 HUANG FAMILY LIMITED PARTNERSHIP

By:	/s/ William Xiao-Qing Huang
Name: William Xiao-Qing Huang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

KEY ORDINARY HOLDER:

MONT VISE FAMILY HOLDING LIMITED

By:	/s/ Bing Wang
Name: Wang Bing
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

KEY ORDINARY HOLDER:

HUAGUANG HOLDING LIMITED

By:	/s/ Guanghua Yang
Name: Guanghua Yang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

KEY ORDINARY HOLDER:

WATERS FAMILY HOLDING LIMITED

By:	/s/ Haitao Jiang
Name: Haitao Jiang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

KEY ORDINARY HOLDER:

ROBERT&YA LLC

By:	/s/ Zhangliang Tang
Name: Zhangliang Tang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

KIT Mobility Limited

By:	/s/ Wenbiao Li
Name: Wenbiao Li
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Keytone Ventures II, L.P.
a Cayman Islands exempted limited partnership

By: Keytone Capital Partners II, L.P.,
a Cayman Islands exempted limited partnership
Its: General Partner

By: Keytone Investment Group II, Ltd.,
a Cayman Islands exempted company

By:	/s/ Joe Zhou
Name: Joe Zhou
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Icreate Investments Limited

By:	/s/ Yu Huang, Chiu-Lian
Name: Yu Huang, Chiu-Lian
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Great Sign Investments Limited

By:	/s/ Pan, Li-Chung
Name: Pan, Li-Chung
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Mike Li

By:	/s/ Mike Li
Name: Mike Li

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Harbour Express Limited

By:	/s/ Zhao John Huan
Name: Zhao John Huan
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

The JV Trust dtd 9/27/2002 c/o Sharon Juang UBS Financial Services Inc.

By:	/s/ Ken Xie
Name: Ken Xie
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Franchael Holding Ltd.

By:	/s/ Jung-Kuei Jiang
Name: Jung-Kuei Jiang
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Lee Family Trust

By:	/s/ James Lee
Name: James Lee
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Ivan Lee

By:	/s/ Ivan Lee
Name: Ivan Lee

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Estopia LLC

By:	/s/ Weili Dai
Name: Weili Dai
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Sutardja Ventures LLC

By:	/s/ Nicholas Sutardja
Name: Nicholas Sutardja
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Xiaoyan Wu

By:	/s/ Xiaoyan Wu
Name: Xiaoyan Wu

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Surfmax Investments LLC

By:	/s/ G. George Lu
Name:	G. George Lu
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Yihong Qi

By:	/s/ Yihong Qi
Name:	Yihong Qi

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Jenny Ye

By:	/s/ Jenny Ye
Name:	Jenny Ye

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Robert Chen

By:	/s/ Robert Chen
Name:	Robert Chen

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Lucky Star International (HK) Limited

By:	/s/ Lucy Lu
Name:	Lucy Lu
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Waters Family Holding Limited

By:	/s/ Haitao Jiang
Name:	Haitao Jiang
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Mont Vise Family Holding Limited

By:	/s/ Bing Wang
Name:	Wang Bing
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

HuaGuang Holding Limited

By:	/s/ Guanghua Yang
Name:	Guanghua Yang
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Fenwick & West LLP

By:	/s/ Scott E. Pine
Name:	Scott E. Pine
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Jiang Tao

By:	/s/ Jiang Tao
Name:	Jiang Tao

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Launcher International Holdings Co. Ltd.

By:	/s/ Kei, Shun Yan
Name:	Kei, Shun Yan
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Venusense Investment Limited

By:	/s/ Fengjing Du
Name:	Fengjing Du
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Original Technology Holding Limited

By:	/s/ Wenhua Dai
Name:	Wenhua Dai
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Wisdom Gem Capital Management Limited

By:	/s/ Huinan Yu
Name:	Huinan Yu
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Wehitech Holding Limited

By:	/s/ Chao Song
Name:	Chao Song
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

ZGC US Fund, LP

By:	/s/ Wei Luo
Name:	Wei Luo
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

Anji Boye Investment Partnership (Limited Partnership)

By:	/s/ Tian Luo
Name:	Tian Luo
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

SVF Cloud (Singapore) Pte. Ltd.

By:	/s/ Martin Joseph Oregan
Name:	Martin Joseph Oregan
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

CHINALIFE NOVA INVESTMENTS

By:	/s/ Haochuan Zhang
Name:	Haochuan Zhang
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

LISHUI BOAN INVESTMENT PARTNERSHIP (LIMITED PARTNERSHIP)

By:	/s/ Tian Luo
Name:	Tian Luo
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

GEMDALE (GROUP) CORPORATION LIMITED

By:	/s/ Chuanjun Wei
Name:	Chuanjun Wei
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

DAVID YAN LIMITED

By:	/s/ Li Mei Mei
Name:	Li Mei Mei
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

KEVIN ZHU LIMITED

By:	/s/ Zhu Wei
Name:	Zhu Wei
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

PETER CUI LIMITED

By:	/s/ Hao Tian Cui
Name:	Hao Tian Cui
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

REDEYE FLAMINGO LIMITED

By:	/s/ Lu, Xiaoqiao
Name:	Lu, Xiaoqiao
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

FANTINO INVESTMENTS LTD

By:	/s/ Savvas Themistocleous
Name:	Savvas Themistocleous
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

WHITE GLOSS CORPORATION

By:	/s/ Carlos Felipe Botero Iriarte
Name:	Carlos Felipe Botero Iriarte
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

MATRIX JIAXING LIMITED

By:	/s/ Nayef Zaki Marar
Name:	Nayef Zaki Marar
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

MONSOL VENTURES AG

By:	/s/ Gut Thomas
Name:	Gut Thomas
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

EDINTOWN INVESTMENTS LTD

By:	/s/ Panayis Kyriacou
Name:	Panayis Kyriacou
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

MAGIC FLOWER CULTURE COMMUNICATION LIMITED

By:	/s/ Yan Huang
Name:	Yan Huang
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

HICREAT GROUP LIMITED

By:	/s/ Wei Shen
Name:	Wei Shen
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

LISHUI BOJIANG FURUI INVESTMENT FUND PARTNERSHIP (LIMITED PARTNERSHIP)

By:	/s/ Tian Luo
Name:	Tian Luo
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

LISHUI BOJIANG CHUANGRUI INVESTMENT FUND PARTNERSHIP (LIMITED PARTNERSHIP)

By:	/s/ Tian Luo
Name:	Tian Luo
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

LANGMA NO.9 (SHENZHEN) VENTURE CAPITAL CENTER (LIMITED PARTNERSHIP)

/s/ Langma No. 9 (Shenzhen) Venture Capital Center (Limited Partnership) (seal)
Langma No. 9 (Shenzhen) Venture Capital Center (Limited Partnership)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

INVESTOR:

LANGMA NO.10 (SHENZHEN) VENTURE CAPITAL CENTER (LIMITED PARTNERSHIP)

/s/ Langma No. 10 (Shenzhen) Venture Capital Center (Limited Partnership) (seal)
Langma No. 10 (Shenzhen) Venture Capital Center (Limited Partnership)

SCHEDULE A

SCHEDULE OF INVESTORS

Investors Name

KIT Mobility Limited

Keytone Ventures II, L.P.

Icreate Investments Limited

Great Sign Investments Limited

Mike Li

Harbour Express Limited

The JV Trust dtd 9/27/2002 c/o Sharon Juang UBS Financial Services Inc.

Franchael Holding Ltd.

Lee Family Trust

Ivan Lee

Estopia LLC

Sutardja Ventures LLC

Xiaoyan Wu

Surfmax Investments LLC

Yihong Qi

Jenny Ye

Robert Chen

Lucky Star International (HK) Limited

Waters Family Holding Limited

Mont Vise Family Holding Limited

HuaGuang Holding Limited

Fenwick & West LLP

Jiang Tao

Launcher International Holdings Co. Ltd.

Venusense Investment Limited

Original Technology Holding Limited

Wisdom Gem Capital Management Limited

Wehitech Holding Limited

ZGC US Fund, LP

Anji Boye Investment Partnership (Limited Partnership)

SVF Cloud (Singapore) Pte. Ltd.

David Yan Limited

Peter Cui Limited

Kevin Zhu Limited

Redeye Flamingo Limited

Lishui Boan Investment Partnership (Limited Partnership)

CHINALIFE NOVA INVESTMENTS

Fantino Investments LTD

White Gloss Corporation

Matrix Jiaxing Limited

Monsol Ventures AG

Edintown Investments Ltd

Magic Flower Culture Communication Limited

HICREAT Group Limited

Lishui Bojiang Furui Investment Fund Partnership (Limited Partnership)

Lishui Bojiang Chuangrui Investment Fund Partnership (Limited Partnership)

Gemdale (Group) Corporation Limited

Langma No.9 (Shenzhen) Venture Capital Center (Limited Partnership)

Langma No.10 (Shenzhen) Venture Capital Center (Limited Partnership)

SCHEDULE B

SCHEDULE OF KEY ORDINARY HOLDERS

Key Ordinary Holder Name

William Xiao-Qing Huang

The 2000 Huang Family Limited Partnership

Mont Vise Family Holding Limited

HuaGuang Holding Limited

Waters Family Holding Limited

Robert&Ya LLC